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                                                                   Exhibit 10.17

            MAGMA DESIGN AUTOMATION, INC. 1998 STOCK INCENTIVE PLAN

                          NOTICE OF STOCK OPTION GRANT

     You have been granted the following option to purchase Common Stock of MAGMA DESIGN AUTOMATION, INC., a Delaware corporation (the "Company"):

Name of Optionee:                  Mehrdad Shahabi

Total Number of Shares Granted:    35,145

Type of Option:                    ___ Incentive Stock Option

                                    X  Nonstatutory Stock Option
                                   ---

Exercise Price Per Share:          $5.8333

Date of Grant:                     September 28, 2001

Date Exercisable:                  This option may be exercised, in whole or in
                                   part, for 100% of the Shares subject to this option at any time after the Date of Grant.

Vesting Commencement Date:         September 1, 2001

Vesting Schedule:                  Subject to the terms and conditions of the
                                   attached Stock Option Agreement, this option will vest, and if you exercise before this option is vested, the Right of Repurchase shall lapse, (a) with respect to 25% of the Shares subject to this option, upon your completion of one full year of Service from the Vesting Commencement Date, and (b) thereafter, with respect to 1/48th of the Shares subject to this option, upon your completion of each additional full month of Service, for full vesting on the fourth anniversary of the Vesting Commencement Date.

Acceleration Events (if any):      Subject to the terms and conditions of the
                                   attached Stock Option Agreement, this option
                                   will vest, and if you exercise before this
                                   option is vested, the Right of Repurchase
                                   shall lapse, with respect to 25% of the
                                   Shares subject to the option, upon a "Change
                                   in Control". In addition, subject to the
                                   terms and conditions of the attached Stock
                                   Option Agreement, this option will vest, and
                                   if you exercise before this option is vested,
                                   the Right of Repurchase shall lapse, with
                                   respect to an additional 25% of the Shares
                                   subject to the option, upon a "Change in
                                   Control", followed by either an involuntary
                                   Termination without "Cause" or "Constructive
                                   Termination" within 12 months of such "Change
                                   in Control", as such terms are defined in the
                                   Attachment To Notice Of Stock Option Grant,
                                   attached hereto.
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                                   Further, you are eligible for accelerated
                                   vesting of up to 17,142 option shares, based upon the achievement of specific bookings objectives, as outlined in your offer letter dated August 24, 2001.

Expiration Date:                   SEPTEMBER 28, 2011

     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1998 Stock Incentive Plan and the attached Stock Option Agreement, both of which are made a part of this document.

OPTIONEE                             MAGMA DESIGN AUTOMATION, INC.

/s/ Mehrdad Shahabi                      /s/ Roy Jewell
_______________________              By __________________________
                                           Roy Jewell, President
Mehrdad Shahabi
_______________________
       Print Name

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THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE
EXERCISE THEREOF HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION AND QUALIFICATION THEREOF UNDER SUCH ACT AND LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

            MAGMA DESIGN AUTOMATION, INC. 1998 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

      1. Grant of Option.

      (a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant (one hundred ten percent (110%) of Fair Market Value if Section 4(b) of the Plan applies). This option is intended to be an ISO or a Nonstatutory Option, as provided in the Notice of Stock Option Grant.

      (b) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Each capitalized term not otherwise defined in this Agreement shall have the meaning as defined in Section 2 of the Plan.

      2. Right to Exercise. Subject to Section 9 below and the other conditions set forth in this Agreement, all or part of this option may be exercised (prior to its expiration) at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.

      3. No Transfer or Assignment of Option. Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

      4. Exercise Procedures.

      (a) Notice of Exercise. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Company pursuant to Section 13(c) in the form attached to this Agreement as EXHIBIT A. The notice shall specify the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person exercising this option. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right


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to exercise this option. The Optionee or the Optionee's representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

      (b) Issuance of Shares. After receiving a proper notice of exercise, and upon determining the Optionee's compliance with the provisions of Section 10 below, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

      (c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

      5. Payment for Stock.

      (a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

      (b) Surrender of Stock. All or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have a fair market value (as determined by the Board of Directors) on the date of exercise of this option which, together with any amount paid in another form permissible under this Section 5, is equal to the Purchase Price. The Optionee shall not surrender Shares in payment of the Exercise Price if such surrender would cause the Company to recognize compensation expense with respect to the option for financial reporting purposes.

      (c) Exercise/Sale. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

      (d) Exercise/Pledge. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

      6. Term and Expiration.

      (a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is ten (10) years after the Date of Grant (five (5) years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 4(b) of the Plan applies).


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      (b) Termination of Service (Except by Death). If the Optionee's Service
terminates for any reason other than death, then this option shall expire at the close of business at Company headquarters on the earliest of the following occasions:

            (i) The expiration date determined pursuant to Subsection (a) above;

            (ii) The date one (1) month after the termination of the Optionee's Service for any reason other than Disability; or

            (iii) The date six (6) months after the termination of the Optionee's Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's Service terminated. When the Optionee's Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's Service terminated.

      (c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire at the close of business at Company headquarters on the earlier of the following dates:

            (i) The expiration date determined pursuant to Subsection (a) above; or

            (ii) The date six (6) months after the Optionee's death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.

      (d) Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

      (e) Notice Concerning ISO Treatment. If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three (3) months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in section 22(e)(3) of the Code), (ii) more than twelve (12) months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or (iii) after the Optionee has been on a leave of absence for more than ninety (90) days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

      7. Right of Repurchase.

      (a) Scope of Repurchase Right. Unless they have become vested in accordance with the Notice of Stock Option Grant and Subsection (c) below, the Shares acquired under this Agreement initially shall be "Restricted Shares" and shall be subject to a right (but not an obligation) of repurchase by the Company. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares, except as provided in the following sentence. The Optionee may transfer Restricted Shares (i) by beneficiary designation, will or intestate succession.

      (b) Condition Precedent to Exercise. The Right of Repurchase shall be exercisable only during the sixty (60) day period next following the later of:

            (i) The date when the Optionee's Service terminates for any reason, with or without cause, including (without limitation) death or disability; or

            (ii) The date when this option was exercised by the Optionee, the executors or administrators of the Optionee's estate or any person who has acquired this option directly from the Optionee by bequest, inheritance or beneficiary designation.

      (c) Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Shares subject to this option in accordance with the vesting schedule and acceleration provisions, if any, set forth in the Notice of Stock Option Grant.

      (d) Repurchase Cost. If the Company exercises the Right of Repurchase, it shall pay the Optionee an amount equal to the Exercise Price for each of the Restricted Shares being repurchased.

      (e) Exercise of Repurchase Right. The Right of Repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the sixty (60) day period specified in Subsection (b) above. The notice shall set forth the date on which the repurchase is to be effected. Such date shall not be more than thirty (30) days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the purchase price determined according to Subsection (d) above. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The Right of Repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Subsection (e).

      (f) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any

Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the Right of Repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

      (g) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with this Section 7, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

      (h) Escrow. Upon issuance following exercise, the certificates for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit B. Any new, substituted or additional securities or other property described in Subsection (f) above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Shares. All regular cash dividends, if any, on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be
(i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Optionee upon the Optionee's request to the extent the Shares are no longer Restricted Shares (but not more frequently than once every six (6) months). In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within sixty (60) days after the earlier of (A) the Optionee's cessation of Service or (B) the lapse of the Right of First Refusal.

      (i) Section 83(b) Election. Under section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the different between the Exercise Price paid for the Shares and their fair market value on the date any forfeiture restrictions applicable to such Shares lapse will be reportable as ordinary income at that time. For this purposes, "forfeiture restrictions" include the Company's Right of Repurchase described above. The Optionee may elect to be taxed at the time Restricted Shares are acquired to the extent the fair market value of the Restricted Shares differs from the Exercise Price rather than when such Restricted Shares cease to be subject to such forfeiture restrictions, by filing an election under section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the date of exercise. The form for making this election is attached as Exhibit C hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by the Optionee (in the event the fair market value of the Shares increases after the date of exercise) as the forfeiture restrictions lapse. OPTIONEE ACKNOWLEDGES THAT IT IS HIS/HER SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(B), EVEN IF OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS/HER BEHALF. OPTIONEE IS RELYING SOLELY ON HIS/HER OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE AN 83(B) ELECTION.

      8. Right of First Refusal.

      (a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection (a) shall be freely assignable, in whole or in part.

      (b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, the Optionee may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

      (c) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 8 or into which such Shares thereby become convertible shall immediately be subject to this
Section 8. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

      (d) Termination of Right of First Refusal. Any other provision of this
Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

      (e) Permitted Transfers. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to the Optionee's spouse, children or grandchildren or to a trust established by the Optionee for the benefit of the Optionee or the Optionee's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement, including without limitation the Market Stand-off provisions of
Section 11(b) below. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Section 8 shall apply to the Transferee to the same extent as to the Optionee.

      (f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

      9. Limited Irrevocable Proxy. As a condition to the issuance of the Shares as to which this option has been exercised, the Optionee shall execute and deliver to the Company a Limited Irrevocable Proxy (the "Proxy") in substantially the form attached as Exhibit D hereto, such Proxy shall be irrevocable for the period specified therein pursuant to the provisions of the Delaware General Corporation Law, and it is hereby acknowledged that such Proxy, when given, shall be given for a good and valuable consideration and to secure the performance of the Optionee's agreement, hereby made, to vote the Shares in accordance with the Proxy.

      10. Legality of Initial Issuance. No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

      (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

      (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied;

      (c) Any other applicable provision of state or federal law has been satisfied; and

      (d) The Optionee has executed and delivered the Notice of Exercise, the Proxy and, if applicable, the Assignment Separate from Certificate relating to the Shares to be issued.

      Any other provision of this Agreement notwithstanding, in the event the Plan is not approved by the Company's shareholders within one (1) year of the date the Plan was adopted by the Company's board of directors, any exercises of this option and purchases of Shares pursuant thereto shall automatically be deemed null and void and the Company shall have the right thereupon to cancel the certificate(s) representing any such Shares so acquired upon its reimbursement to the Optionee of the Exercise Price therefor.

      11. No Registration Rights. The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

      12. Restrictions on Transfer.

      (a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

      (b) Market Stand-Off. The Optionee agrees in connection with any registration of the Company's securities under the 1933 Act that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Optionee will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days in connection with the Company's initial public offering and ninety (90) days in connection with any subsequent public offerings) from the effective date of such registration as the Company or the underwriters may specify for employee-shareholders generally. The Optionee agrees to enter into a similar market stand-off agreement reasonably requested by the Company's underwriters.

      (c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

      (d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

      (e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

      "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

      "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

      (f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

      (g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

      13. Adjustment of Shares. In the event of any transaction described in
Section 9(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 9(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in
Section 9(b) of the Plan.

      14. Miscellaneous Provisions.

      (a) Rights as a Stockholder. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

      (b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

      (c) Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

      (d) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

      (e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

                                   EXHIBIT A

                       NOTICE OF EXERCISE OF STOCK OPTION

Magma Design Automation, Inc.
2 Results Way
Cupertino, California 94015

      Re: Exercise of Stock Option to Purchase Shares of Company Stock

Ladies and Gentlemen:

      Pursuant to the Stock Option Agreement dated ______________ (the "Stock Option Agreement"), between Magma Design Automation, Inc., a Delaware corporation (the "Company"), and the undersigned, I hereby elect to purchase _____________ shares of the common stock of the Company (the "Shares"), at the price of $__________ per Share. My check in the amount of $______________ and the executed Assignment Separate from Certificate are enclosed. The Shares are to be issued in _____ certificate(s) and registered in the name(s) of:

                           -------------------------
                           -------------------------

      The undersigned understands there may be tax consequences as a result of the purchase or disposition of the Shares. The undersigned represents that he/she has received and reviewed the Plan's federal income information and consulted with any tax consultants he/she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

      The undersigned acknowledges that he/she has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions. The undersigned represents that the Shares are being acquired solely for its own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated:
       ------------------------


                                    --------------------------------------------
                                                       (Signature)

                                    --------------------------------------------
                                                (Please Print Name)

                                    Social Security No.
                                                        ------------------------

                                    --------------------------------------------
                                                     (Full Address)

                                   EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED, ________________ hereby sells, assigns and transfers unto Magma Design Automation, Inc., a Delaware corporation (the "Company"), _________________ (________) shares of Common Stock of the Company represented by Certificate No. _____ herewith and does hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

      Dated:                        .
            ------------------------

                                        ----------------------------------
                                                   Print Name


                                        ----------------------------------
                                                    Signature

                        Spousal Consent (if applicable)

      ________________ (Purchaser's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.


                                             -----------------------------
                                                      Signature

INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS "RIGHT OF REPURCHASE" SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.

                                   EXHIBIT C

Internal Revenue Service Center

      Re: Election Under Section 83(b) of the Internal Revenue Code of 1986

Ladies and Gentlemen:

      I hereby elect under section 83(b) of the Internal Revenue Code of 1986 to include in gross income any excess of fair market value over purchase price with respect to the transfer of the property described below:

1.    Name: ____________________________________

2.    Address:____________________________________

3.    Social Security Number: _______________________

4.    Tax Year of Election: Calendar Year of ________.

5. Description of Property: _________ shares of Common Stock of Magma Design Automation, Inc., a Delaware corporation (the "Company").

6.    Date of Property Transfer: ___________________

7. Nature of Property Restrictions: Property is subject to the Company's right to repurchase the stock at the undersigned's original purchase price if the undersigned ceases to be associated with the Company, which right will generally lapse over a designated four (4) year period.

8. Fair Market Value at the Time of Transfer: $_____ per share for an aggregate of $_________. The Fair Market Value at the time of transfer was determined without regard to any lapse restrictions as defined in section 1.83-3(i) of the Income Tax Regulations.

9. Amount Paid for Property: $________ per share for an aggregate of $________.

10. A copy of this election has been furnished to the Company, the person for whom the services are performed.

                                 Sincerely,


                                             -----------------------------
                                                      Signature

                                             Date
                                                  ------------------------

                                   EXHIBIT D

                         MAGMA DESIGN AUTOMATION, INC.

                           LIMITED IRREVOCABLE PROXY

      The undersigned, as recordholder of __________________ (__________) shares of Common Stock of Magma Design Automation, Inc., a Delaware corporation ("Magma"), hereby revokes any previous proxies and appoints Rajeev Madhavan as the undersigned's proxy to attend all meetings of Magma's stockholders and to vote, execute consents, and otherwise represent those shares for the undersigned in the same manner and with the same effect as if the undersigned were personally present; provided, however, that the authority granted by this proxy is limited to the following:

            1. representing those shares to determine a quorum;

            2. voting or otherwise representing those shares with respect to, and only in favor of, the election of Rajeev Madhavan to Magma's Board of Directors;

            3. voting or otherwise representing those shares with respect to, and only in opposition to, the removal of Rajeev Madhavan from Magma's Board of Directors, the reduction in the number of positions on the Board of Directors, the classification of the Board of Directors, or (except as set forth in (4) below) the alteration of the existing voting rights of the outstanding shares of capital stock of Magma; and

            4. voting or otherwise representing those shares with respect to, and at the sole discretion of Rajeev Madhavan, any action to (a) increase the number of positions on the Board of Directors, (b) remove any incumbent director (other than Rajeev Madhavan) from the Board of Directors, and (c) elect any individual as a director of Magma to fill a vacancy caused by the increase in size of the Board, the resignation or removal of a director, or otherwise.

      This proxy is irrevocable until September 30, 2002 or until the earlier termination of the voting agreement set forth in that certain Stock Option Agreement between Magma and the undersigned pursuant to which the shares that are the subject of this proxy were issued (the "Voting Trust Agreement"). This proxy is given to secure the performance of the undersigned under the Voting Trust Agreement and is thereby and for other valid consideration deemed coupled with an interest sufficient to render this proxy irrevocable for the period indicated above.

      Dated:
            ---------------------


                                                 Signature of Stockholder

                                        ----------------------------------------
                                               Printed Name, exactly as it
                                              appears on stock certificate

                                        Address
                                               ---------------------------------

                   ATTACHMENT TO NOTICE OF STOCK OPTION GRANT

                                 (For Officers)

      If your employment with the Company is terminated without Cause or "Constructively Terminated" at, or within twelve (12) months following, a Change in Control, then this option shall vest with respect to fifty percent (50%) of the option shares not yet vested on the date of such termination.

      For purposes of this option, a "Change in Control" shall mean any one of the following events:

                        (i) The consummation of a merger, consolidation or other
                  reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority in interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization; or

                        (ii) The sale of all or substantially all of the assets
                  or stock or the Company to a third party.

      For purposes of this option, "Cause" shall mean termination of your employment for (i) conduct materially detrimental to the Company, (ii) conviction or plea of nolo contendere to a felony, or (iii) any intentional misconduct that the Company reasonably believes would make it impracticable for you to discharge substantially all of your duties.

      "Constructively Terminated" means your resignation as a result of any action by the Company (or its successor or acquiror) which (i) substantially reduces the amount of your base compensation or otherwise materially and adversely affects your working conditions, in either case in a manner that disproportionately adversely affects you, as compared to all other Company officers, or (ii) unilaterally and substantially changes your title and duties; provided, however, that the unilateral change by the surviving or acquiring entity (or its parent) in your title and duties to a position that is substantially similar in salary, title and responsibilities to your current position shall not constitute "Constructive Termination."

      No provision of any option or award agreement may be inconsistent with applicable law and to the extent a provision of any such agreement is determined by the Board to violate the law or create material adverse legal, financial, or regulatory problems, such provision shall not apply.